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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                   ----------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1999


                          NIELSEN MEDIA RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                       1-12275                   06-1450569
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)              File Number)          Identification No.)



          299 PARK AVENUE
         NEW YORK, NEW YORK                                 10171
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         (Address of Principal                            (Zip Code)
          Executive Offices)



       Registrant's telephone number, including area code (212) 708-7500

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ITEM 5. Other Events

     On June 25, 1999, Registrant issued $150,000,000 aggregate principal amount of its 7.60% Notes Due 2009, a copy of the form of which is attached hereto as
Exhibit 99.1.

ITEM 7. Financial Statements; Pro Forma Financial Statements and Exhibits



(c) Exhibits


Exhibit No.                          Description
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  99.1                              Form of Registered Security











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NIELSEN MEDIA RESEARCH, INC.


                                       By: /s/ STEPHEN J. BOATTI
                                          --------------------------------------
                                          Name:  Stephen J. Boatti
                                          Title: Senior Vice President
                                                 Chief Legal Officer and
                                                 Secretary


Date: June 25, 1999












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                                 EXHIBIT INDEX


        Exhibit No.              Description
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         99.1               Form of Registered Security